--------------------------------------------------------------------------------
CLOSED END
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Alliance
New York
Municipal Income
Fund

Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 20, 2002

Dear Shareholder:

This shareholder report reviews municipal market activity and investment results for Alliance New York Municipal Income Fund's (the "Fund") annual reporting period from the Fund's inception date on January 29, 2002 through October 31, 2002.

Investment Objective and Policies

The Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax and New York State and New York City income tax. The Fund normally invests at least 75% of its assets in investment grade municipal securities.

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                    ----------------------------
                                                           Total Returns
                                                    ----------------------------
                                                    Six              Since
                                                    Months           Inception**
--------------------------------------------------------------------------------
Alliance New York Municipal Income Fund (NAV)        6.82%             6.90%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                 4.73%             5.95%
--------------------------------------------------------------------------------
Lipper New York Municipal Debt Funds Average         5.88%             7.35%
--------------------------------------------------------------------------------

The Fund's Market Price Per Share on October 31, 2002 was $13.63.

* The Fund's investment results are total returns for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. The Lipper New York Municipal Debt Funds Average is comprised of leveraged closed-end funds with generally similar investment objectives to Alliance New York Municipal Income Fund, although some may have different investment policies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance New York Municipal Income Fund.

**    Inception date: 1/29/02.

      Additional investment results appear on pages 6 - 7.

Investment Results

The Fund's returns at net asset value (NAV) for the six-month and since inception periods ended October 31, 2002 are compared to the Fund's benchmark, the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. In addition, the Fund's performance is compared to the Lipper New York Municipal Debt Funds Average. The Lipper New York Municipal Debt Funds Average is comprised of leveraged closed-end funds with generally similar investment objectives to the Fund, although some may have different investment policies.


--------------------------------------------------------------------------------
                                     ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Fund outperformed the Lehman Brothers Municipal Bond Index for the past six months and the since inception period. The Fund's strong performance may be attributed to the high average quality of its holdings. The Fund's portfolio had minimal exposure to lower-rated bonds that tended to underperform over the past six months. Differences in performance between the Fund and the index are further amplified by the Fund's leverage. The Fund employs leverage to enhance the level of tax-exempt income paid to shareholders.

In comparison to the Lipper peer group of leveraged, closed-end funds, the Fund outperformed for the six-month period and underperformed since inception. The 0.45% of underperformance of the Fund since inception, when compared to the stronger six-month relative returns (+0.94%), may be explained by the time required to invest the initial cash proceeds of both the Fund's equity and preferred stock offerings. This is more easily demonstrated by the total returns of the Fund and the Lipper average from inception through April 30, 2002, three months after the Fund's inception. The total return of the Fund for that time period was 0.28% versus 1.38% for the Lipper peer group average. We believe that the more recent relative performance of the fully invested portfolio is a more meaningful measure.

Market Overview

On an after-tax basis, the municipal bond market performed in line with the taxable fixed income sectors on a six month basis and outperformed on a 12-month basis. The Lehman Brothers Municipal Bond Index generated six- and 12-month returns of 4.73% and 5.95%, respectively. The Lehman Brothers U.S. Aggregate Bond Index (comprised of investment-grade, taxable bonds) returned, pre-tax, 5.90% and 5.89% over the same time periods. The overall municipal bond market's performance resulted from strong demand for municipal bonds by individual investors continuing to seek shelter from equity market volatility and taxes.

The financial markets have been under the combined strain of an unsteady economic recovery, high visibility corporate governance failures and the prospect for military conflict in Iraq. These same factors led the U.S. Federal Reserve to reduce the Fed Funds target rate to 1.25% on November 6. In addition, investors have reacted by adjusting their asset allocation to a heavier weight in cash and fixed income securities. As a result, municipal interest rates dropped sharply.

Municipal issuers responded to the lower interest rate environment by issuing bonds at a record pace. In the aggregate, municipal bond issuance is up year-to-date 27% over 2001, and is well ahead of the previous record pace of 1993. We expect issuance to remain heavy and reach well over $300 billion by the end of the year. As a result of this supply, municipal bonds are extremely attractive relative to taxable bonds today.

State and local government revenues continued to decline through June according to the Rockefeller Institute, and in our discussions with state and


--------------------------------------------------------------------------------
2 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

local officials, it is apparent that this deterioration continued throughout the third quarter. Changes in tax receipts are expected to lag changes in economic growth, but the decline in tax collections has been far more severe than anticipated given last year's mild recession. As the economy continues to rebound, tax collections should stabilize. Nevertheless, state and local government finances will remain under pressure.

During most of the 1990s, state and local tax collections grew faster than the economy, due primarily to income from capital gains and stock options. Now that situation has reversed. State governments will eventually solve their fiscal problems. However, without a strong economic rebound, the solution will be on the back of authorities and local governments who will receive less state aid. Consequently, the financial problems that are now evident are likely to persist and eventually ripple through the rest of the municipal market. As we have discussed before, the Fund's exposure to general obligation debt, which is dependent on tax revenues, is typically very low and is currently at zero. Nonetheless, we are continuing to buy high-quality bonds where our analysts believe the issuer has the resources to maintain their rating through this difficult economic period.

Both New York City and New York State are facing fiscal difficulties that are similar to those faced by most states and cities across the nation. If economic conditions do not improve markedly, the state will be forced next year to make the type of massive spending cuts many other states were forced to do this year. New York City has plans in place to close its huge $6.4 billion budget gap with a combination of tax increases, spending cutbacks, state and federal aid and productivity measures.

Investment Strategy

Over the past six months, we have constructed a relatively high quality portfolio of municipal bonds. In addition, we have been selectively repositioning the Fund in anticipation of the next phase of the market. Specifically, we have taken advantage of market volatility to execute tax swaps. In a tax swap transaction, we sell securities that have unrealized losses and replace them with similarly structured bonds. The transaction creates a tax loss, which may be used to offset current or future gains, and typically improves the Fund's income. We have also been using tax swap trades as an opportunity to reduce the Fund's price volatility by choosing replacement bonds that have a shorter maturity and/or average life.

Given the current condition of the markets, volatility is expected to remain high. Fortunately, volatility provides opportunities to reposition the Fund. Specifically, we will continue to add positions providing high expected rates of return while selling those bonds that have reached their potential.

We have also been focused on the dividend policy of the Fund's outstanding preferred stock. Normally, the most effective (i.e. lowest cost) leveraging strategy for the preferred stock dividend is to let the dividend reset on a weekly ba-


--------------------------------------------------------------------------------
                                     ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

sis. As a weekly reset, the preferred stock is used as a money market alternative and, therefore, tends to pay a relatively low rate of interest. Currently, short-term rates are at historic lows and the difference in rates between weekly resets and six-month and one-year dividend periods is minimal, as well. Given our longer-term economic outlook, we have fixed out one series of the Fund's preferred stock for an extended time period and will look to do so again when the opportunity arises. This strategy should cushion the Fund's common dividend against the risk of rising short-term rates.

Outlook

Our outlook for the municipal bond market combines our longer-term view with the recognition that in the near-term, event-driven volatility is high. Our focus is primarily on the longer-term, and we have positioned the Fund accordingly. Our economic research indicates that the growth rate for the economy should accelerate in 2003. As a result, in anticipation that the U.S. Federal Reserve will likely begin to raise the Federal Funds target rate, the market will start to demand higher rates on short-term bonds. We expect that shorter-term yields should rise relative to longer-term yields. Although our research is calling for an economic recovery in the new year, it is not expected to be robust. As such, we do not foresee a meaningful increase in inflation any time soon. This is significant because we believe longer-term bonds will likely outperform shorter-term bonds. In the municipal market, the extremely attractive rates available on long-term bonds should continue to entice investors. The resultant demand should amplify the performance prospects for longer-term bonds.

In the near-term, risks remain. The economy is weak, and a consistent recovery in equity prices has not yet occurred. The risk of further terrorist activity, and the unknown consequences of potential military action in Iraq have further added to an already volatile combination of factors. The result for the bond market would likely be a rally. As the Fund is currently positioned, it should generate positive performance, but would likely lag its benchmark as well as more aggressively positioned peer portfolios. We expect that any such market event would be short lived and the performance benefits fleeting. Therefore, we will continue to maintain, a more income-oriented, defensive posture in the Fund.


--------------------------------------------------------------------------------
4 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your investment in Alliance New York Municipal Income Fund. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ David M. Dowden

David M. Dowden
Vice President


/s/ Terrance T. Hults

Terrance T. Hults
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     David M. Dowden

[PHOTO]     Terrance Hults

Portfolio Managers, David M. Dowden and Terrance T. Hults, have over 25 years of combined investment experience.


--------------------------------------------------------------------------------
                                     ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE NEW YORK MUNICIPAL INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
1/31/02* -- 10/31/02

Alliance New York Municipal Income Fund (NAV):  $10,699
Lehman Brothers Municipal Bond Index:           $10,595

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                        Alliance New York                Lehman Brothers
                   Municipal Income Fund (NAV)         Municipal Bond Index
-------------------------------------------------------------------------------
    1/31/02                 $ 10,000                          $ 10,000
    2/28/02                 $ 10,105                          $ 10,120
    3/31/02                 $  9,872                          $  9,922
    4/30/02                 $ 10,027                          $ 10,116
    5/31/02                 $ 10,088                          $ 10,178
    6/30/02                 $ 10,220                          $ 10,285
    7/31/02                 $ 10,472                          $ 10,417
    8/31/02                 $ 10,688                          $ 10,542
    9/30/02                 $ 11,110                          $ 10,774
   10/31/02                 $ 10,699                          $ 10,595

This chart illustrates the total value of an assumed $10,000 investment in Alliance New York Municipal Income Fund at net asset value (NAV) (from 1/31/02* to 10/31/02) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market.

When comparing Alliance New York Municipal Income Fund to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance New York Municipal Income Fund.

*     Closest month-end after Fund's inception date of 1/29/02.


--------------------------------------------------------------------------------
6 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2002

INCEPTION DATE                           PORTFOLIO STATISTICS

1/29/02                                  Net Assets Applicable to
                                         Common Shareholders ($mil): $70.8

BOND QUALITY RATING

  41.19%    AAA
  20.63%    AA
  22.92%    A                   [PIE CHART OMITTED]
   8.50%    BBB
   6.76%    NR

All data as of October 31, 2002. The Fund's quality rating is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                     ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2002


                                         Standard    Principal
                                         & Poor's       Amount
                                         Ratings+        (000)           Value
------------------------------------------------------------------------------

MUNICIPAL BONDS-164.3%

Long-Term Municipal Bonds-161.1%
Arizona-4.6%
Arizona Hlth Fac Auth
    (Phoenix Childrens Hosp) Ser 02A
    6.00%, 2/15/32(a) ....................     A3   $    3,300   $   3,250,434
                                                                 -------------
Florida-6.2%
Lee Cnty Comm Dev
    (Miromar Lakes) Ser 00A
    7.25%, 5/01/12 .......................     NR        1,910       2,019,940
Tallahassee Comm Dev
    (Capital Region) Ser 01A-2
    6.85%, 5/01/31 .......................     NR        1,250       1,281,500
West Palm Beach Comm Dev
    (Hamal Dist) Ser 01
    6.65%, 5/01/21 .......................     NR        1,085       1,091,043
                                                                 -------------
                                                                     4,392,483
                                                                 -------------
New York-138.3%
Chautauqua Cnty
    Tobacco Settlement Bonds Ser 00
    6.75%, 7/01/40(a) ....................     A+        4,660       4,930,560
Columbia Cnty IDA Hlth Fac
    (Hudson Valley Care)
    FHA/GNMA Ser 02A
    6.875%, 3/20/37(a) ...................    Aaa        3,400       3,909,286
Hempstead IDA
    (Adelphi Univ Civic Fac) Ser 02
    5.50%, 6/01/32 .......................     A-        1,945       1,989,949
Madison Cnty IDA Hlth Fac
    (Oneida Health Systems) Ser 01
    5.35%, 2/01/31 .......................     AA        1,500       1,519,605
Nassau Cnty Hlth Fac
    (Nassau Hlth Sys Rev) FSA Ser 99
    5.75%, 8/01/29 .......................    AAA        2,400       2,597,880
New York City GO
    Ser 01B
    5.50%, 12/01/31 ......................      A        5,000       5,078,250
New York City Hsg Dev Corp MFHR
    (Rental Hsg) Ser 02A AMT
    5.50%, 11/01/34 ......................     AA        1,250       1,265,662
New York City IDA
    (Magen David Yeshivah Proj)
    ACA Ser 02
    5.70%, 6/15/27 .......................      A        2,500       2,583,525


--------------------------------------------------------------------------------
8 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                         Standard    Principal
                                         & Poor's       Amount
                                         Ratings+        (000)           Value
------------------------------------------------------------------------------

New York City Muni Wtr Fin Auth
    Wtr & Swr Sys Rev Ser 02A
    5.125%, 6/15/34 ......................     AA   $    5,000   $   5,046,950
New York City Spec Fac
    (Brooklyn Navy Yard) Ser 97 AMT
    5.75%, 10/01/36 ......................   BBB-        9,000       8,906,670
New York City Spec Fac
    (Museum of Modern Art)
    AMBAC Ser 01D
    5.125%, 7/01/31 ......................    AAA        5,000       5,062,350
New York State Dorm Auth Hlth Fac
    (Mental Hlth Svcs Facs Impt)
    MBIA Ser 01B
    5.25%, 8/15/31 .......................    AAA        5,500       5,611,980
New York State Dorm Auth Hlth Fac
    (Willow Towers Inc. Proj)
    GNMA Ser 02
    5.40%, 2/01/34 .......................    AAA        2,500       2,569,875
New York State Hsg Fin Agy MFHR
    (Patchogue Apts) Ser 02A AMT
    5.35%, 2/15/29(a) ....................    Aa1        2,090       2,124,987
New York State Metro Trans Auth
    Trans Rev Bonds Ser 02A
    5.125%, 11/15/31 .....................      A        5,500       5,514,905
New York State Mtg Agy SFMR
    Mtg Rev Ser 24 AMT
    6.125%, 10/01/30 .....................    AAA        4,990       5,210,807
New York State Mtg Agy SFMR
    Mtg Rev Ser 29 AMT
    5.45%, 4/01/31(a) ....................    Aaa       11,000      11,104,830
New York State UDC Spl Tax
    (Empire State) Ser 02A
    5.25%, 3/15/32 .......................     AA        5,000       5,111,000
Niagara Cnty Ed Fac
    (Niagara University Proj)
    Radian Ser 01A
    5.40%, 11/01/31 ......................     AA        1,435       1,442,692
Onondaga Cnty IDA Airport Fac
    (Cargo ACQ GRP) Ser 02 AMT
    6.125%, 1/01/32(a) ...................   Baa3        1,000         979,290
Suffolk Cnty IDR
    (Nissequogue Cogen Partners)
    Ser 98 AMT
    5.50%, 1/01/23 .......................     NR        3,740       3,473,188
Triborough Bridge & Tunnel Auth
    General Purpose Rev Ser 02
    5.00%, 11/15/32 ......................    AAA        2,000       2,004,660


--------------------------------------------------------------------------------
                                     ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                         Standard    Principal
                                         & Poor's       Amount
                                         Ratings+        (000)           Value
------------------------------------------------------------------------------

Triborough Bridge & Tunnel Auth
    General Purpose Rev Ser 02A
    5.00%, 1/01/32 .......................    AA-   $    5,000   $   4,976,850
    5.125%, 1/01/31 ......................               2,500       2,522,575
Troy Hsg Dev Corp MFHR
    (Ninth St #2) FHA Ser 90B
    8.10%, 2/01/24 .......................    AAA        1,090       1,128,771
Yonkers IDA Health Fac
    (Malotz Pavilion Proj) MBIA Ser 99
    5.65%, 2/01/39 .......................    AAA        1,200       1,260,612
                                                                 -------------
                                                                    97,927,709
                                                                 -------------
Puerto Rico-12.0%
Puerto Rico Elec Power Auth Rev
    Elec Util XLCA Ser 02-2
    5.25%, 7/01/31 .......................    AAA        3,050       3,160,654
Puerto Rico Hsg Fin Corp. SFMR
    Home Mtg Rev GNMA
    Ser 01C AMT
    5.30%, 12/01/28 ......................    AAA        2,000       2,012,240
Puerto Rico Hwy & Trans Auth
    Trans Rev Ser 02D
    5.375%, 7/01/36 ......................      A        3,250       3,324,718
                                                                 -------------
                                                                     8,497,612
                                                                 -------------
Total Long-Term Municipal Bonds
    (cost $111,489,224) ..................                         114,068,238
                                                                 -------------

Short-Term Municipal Notes(b)-3.2%
New York-3.2%
New York City GO
    FSA Subser 01A-6
    1.95%, 11/01/26 ......................   A-1+          900         900,000
New York State Energy Res & Dev
    Auth PCR
    (Niagara Pwr Corp) Ser 87B
    2.20%, 7/01/27 .......................   A-1+        1,400       1,400,000
                                                                 -------------
Total Short-Term Municipal Notes
    (cost $2,300,000) ....................                           2,300,000
                                                                 -------------
Total Investments-164.3%
    (cost $113,789,224) ..................                         116,368,238
Other assets less liabilities-(0.8%) .....                            (556,823)
Preferred Stock, at redemption
    value-(63.5%) ........................                         (45,000,000)
                                                                 -------------
Net Assets Applicable to Common
    Shareholders-100.0%(c) ...............                       $  70,811,415
                                                                 =============


--------------------------------------------------------------------------------
10 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

+     Unaudited.

(a)   Moody's or Fitch Rating, unaudited.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c) Portfolio percentages are calculated based on net assets applicable to common shareholders.

      Glossary of Terms:

      ACA      American Capital Access Financial Guaranty Corporation
      AMBAC    American Municipal Bond Assurance Corporation
      AMT      Alternative Minimum Tax - (subject to)
      FHA      Federal Housing Administration
      FSA      Financial Security Assurance, Inc.
      GNMA     Government National Mortgage Association
      GO       General Obligation
      IDA      Industrial Development Authority
      IDR      Industrial Development Revenue
      MBIA     Municipal Bond Investors Assurance
      MFHR     Multi-Family Housing Revenue
      NR       Rating not applied for
      PCR      Pollution Control Revenue
      SFMR     Single Family Mortgage Revenue
      UDC      Urban Development Corporation
      XLCA     XL Capital Assurance

      See notes to financial statements.


--------------------------------------------------------------------------------
                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31 2002

Assets
Investments in securities, at value (cost $113,789,224) ......    $ 116,368,238
Cash .........................................................           40,074
Interest receivable ..........................................        1,663,998
Receivable for investment securities sold ....................           90,000
Prepaid expenses .............................................          100,180
                                                                  -------------
Total assets .................................................      118,262,490
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................        1,939,540
Dividends payable--common shares .............................          369,240
Dividends payable--preferred shares ..........................           39,466
Advisory fee payable .........................................           20,559
Accrued expenses and other liabilities .......................           82,270
                                                                  -------------
Total liabilities ............................................        2,451,075
                                                                  -------------
Preferred Stock, at redemption value
    $.001 par value per share; 1,800 shares
    Auction Preferred Stock authorized, issued and
    outstanding at $25,000 per share liquidation preference ..       45,000,000
                                                                  -------------
Net Assets Applicable to Common Shareholders .................    $  70,811,415
                                                                  =============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
    1,999,998,200 shares authorized, 4,826,667 shares
    issued and outstanding ...................................    $       4,827
Additional paid-in capital ...................................       68,368,938
Distributions in excess of net investment income .............          (21,161)
Accumulated net realized loss on investment transactions .....         (120,203)
Net unrealized appreciation of investments ...................        2,579,014
                                                                  -------------
Net Assets Applicable to Common Shareholders .................    $  70,811,415
                                                                  =============
Net Asset Value Applicable to Common Shareholders
    (based on 4,826,667 common shares outstanding) ...........           $14.67
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
January 30, 2002(a) to October 31, 2002

Investment Income
Interest .....................................                 $3,893,367
Expenses
Advisory fee .................................   $  515,592
Auction Preferred Stock--auction agent's fees        65,824
Audit and legal ..............................       60,222
Custodian ....................................       53,057
Printing .....................................       28,365
Directors' fees and expenses .................       24,000
Registration fees ............................       22,226
Transfer agency ..............................       22,135
Miscellaneous ................................       39,828
                                                 ----------
Total expenses ...............................      831,249
Less: expenses waived by the Adviser
    (see Note B) .............................     (237,966)
                                                 ----------
Net expenses .................................                    593,283
                                                               ----------
Net investment income ........................                  3,300,084
                                                               ----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment transactions .                   (120,203)
Net change in unrealized
    appreciation/depreciation
    of investments ...........................                  2,579,014
                                                               ----------
Net gain on investments ......................                  2,458,811
                                                               ----------
Dividends to Auction Preferred
Shareholders from
Net investment income ........................                   (367,327)
                                                               ----------
Net Increase in Net Assets Applicable
to Common Shareholders Resulting
from Operations ..............................                 $5,391,568
                                                               ==========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                                                   January 29,
                                                                    2002(a) to
                                                                   October 31,
                                                                       2002
                                                                   ============
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income ..........................................   $  3,300,084
Net realized loss on investment transactions ...................       (120,203)
Net change in unrealized appreciation/depreciation
    of investments .............................................      2,579,014
Dividends to Auction Preferred Shareholders from
Net investment income ..........................................       (367,327)
                                                                   ------------
Net increase in net assets applicable to Common
    Shareholders resulting from operations .....................      5,391,568
Dividends to Common Shareholders from
Net investment income ..........................................     (2,953,918)
Common Stock Transactions
Net increase ...................................................     68,273,760
                                                                   ------------
Total increase .................................................     70,711,410
Net Assets Applicable to Common Shareholders
Beginning of period ............................................        100,005
                                                                   ------------
End of period ..................................................   $ 70,811,415
                                                                   ============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE A

Significant Accounting Policies

Alliance New York Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to the commencement of operations on January 29, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 6,667 shares in the amount of $100,005 on January 23, 2002. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Organization Expenses and Offering Costs

Offering costs of $144,800 ($0.03 per common share) were charged to paid-in capital of the Fund at the completion of the initial offering of common shares. The Adviser agreed to pay the amount by which the aggregate of all the Fund's organization expenses and all offering costs (other than sales load) exceeded $0.03 per common share.

Additionally, offering costs of $173,440 and sales load of $450,000 were charged to paid-in capital of the Fund at the completion of the offering of the preferred shares on March 27, 2002.


--------------------------------------------------------------------------------
                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. For the fiscal period ended October 31, 2002, there were no permanent differences.

NOTE B

Advisory Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund's average daily net assets for the first 5 full years of the Fund's operations, 0.25% of the Fund's average daily net assets in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the period ended October 31, 2002, the amount of such fees waived was $237,966.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relateing to servicing phone inquiries for the Fund. During the period ended October 31, 2002, there was no reimbursement paid to AGIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $120,366,883 and $8,564,329, respectively, for the period ended October 31, 2002. There were no purchases or sales of U.S. government and government agency obligations for the period ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $113,805,474. Accordingly, gross unrealized appreciation of investments was $2,618,888 and gross unrealized depreciation of investments was $56,124 resulting in net unrealized appreciation of $2,562,764.


--------------------------------------------------------------------------------
16 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE D

Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the period ended October 31, 2002 were as follows:

                                                               2002
                                                           ===========
Distributions paid from:
    Ordinary income ....................................   $     9,396
    Tax exempt income ..................................     2,575,282
                                                           -----------
Total distributions paid ...............................   $ 2,584,678(a)
                                                           ===========

As of October 31, 2002, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income .........................  $   387,545
Accumulated capital and other losses ....................     (103,953)(b)
Unrealized appreciation/(depreciation) ..................    2,562,764(c)
                                                           -----------
Total accumulated earnings/(deficit) ....................  $ 2,846,356
                                                           ===========

(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $103,953, all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE E

Common Stock

The Fund has 1,999,998,200 shares of $.001 par value common stock authorized. There are 4,826,667 shares of common stock outstanding at October 31, 2002, of which the Adviser owns 6,667 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 4,575,000 shares. Also, the Fund issued an additional 245,000 shares in connection with the exercise by the underwriters of the over-allotment option.

NOTE F

Preferred Stock

The Fund has authorized, issued and outstanding 1,800 shares of Auction Preferred Stock, consisting of 900 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for the Series T. The dividend rate on the Series M is 1.935% effective through August 25, 2004. The dividend rate on the Series T is 1.60% effective through November 6, 2002.


--------------------------------------------------------------------------------
                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.


--------------------------------------------------------------------------------
18 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout The Period

                                                                                  January 29,
                                                                                  2002(a) to
                                                                                  October 31,
                                                                                        2002
                                                                                  ==========
Net asset value, beginning of period ..........................................   $    14.33
                                                                                  ----------
Income From Investment Operations
Net investment income(b)(c) ...................................................          .69
Net realized and unrealized gain on investments ...............................          .50
Dividends to preferred shareholders from
    Net investment income (common stock equivalent basis) .....................         (.08)
                                                                                  ----------
Net increase in net asset value from operations ...............................         1.11
                                                                                  ----------
Less: Dividends to common shareholders from
    Net investment income .....................................................         (.61)
Common stock offering costs ...................................................         (.03)
Preferred stock offering costs and sales load .................................         (.13)
                                                                                  ----------
Net asset value, end of period ................................................   $    14.67
                                                                                  ==========
Market value, end of period ...................................................   $    13.63
                                                                                  ==========
Total Return
Total investment return based on:(d)
    Market value ..............................................................        (5.08)%
    Net asset value ...........................................................         6.90%
Ratios/Supplemental Data:
Net assets applicable to common shareholders, end of period
    (000's omitted) ...........................................................   $   70,811
Preferred Stock, at redemption value ($25,000 per share liquidation preference)
    (000's omitted) ...........................................................   $   45,000
Ratios to average net assets applicable to common shareholders of:(e)
    Expenses, net of fee waivers(f) ...........................................         1.13%
    Expenses, before fee waivers(f) ...........................................         1.58%
    Net investment income, before preferred stock dividends(c)(f) .............         6.29%
    Preferred stock dividends .................................................          .70%
    Net investment income, net of preferred stock dividends(c) ................         5.59%
Portfolio turnover rate .......................................................           10%
Asset coverage ratio ..........................................................          257%

See footnote summary on page 20.


--------------------------------------------------------------------------------
                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(b)   Based on average shares outstanding.

(c)   Net of fees waived by the Adviser.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.


--------------------------------------------------------------------------------
20 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

                                                         To the Shareholders and
                                                           Board of Directors of
                                                     Alliance New York Municipal
                                                               Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance New York Municipal Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets applicable to common shareholders and the financial highlights for the period from January 29, 2002 (commencement of operations) to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New York Municipal Income Fund, Inc. at October 31, 2002, the results of its operations, the changes in its net assets applicable to common shareholders and the financial highlights for the period from January 29, 2002 (commencement of operations) to October 31, 2002, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 10, 2002

FEDERAL TAX INFORMATION
(unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2002 was $2,901,951. As required by Federal tax law rules shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


--------------------------------------------------------------------------------
                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 21

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Equiserve Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares.


--------------------------------------------------------------------------------
22 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A. c/o Alliance New York Municipal Income Fund, P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change to the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are David Dowden, and Terrance Hults, each of whom is a Vice President of the Fund.


--------------------------------------------------------------------------------
                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
24 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 25

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Guy Davidson, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance T. Hults, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent, Dividend Paying Agent and Registrar

Equiserve Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
26 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                         PORTFOLIOS
                                                                                           IN FUND             OTHER
    NAME, AGE OF DIRECTOR,                          PRINCIPAL                              COMPLEX         DIRECTORSHIPS
            ADDRESS                               OCCUPATION(S)                          OVERSEEN BY          HELD BY
      (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                        DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR**

John D. Carifa, **, 57              President, Chief Operating Officer and a                  114              None
1345 Avenue of the                  Director of Alliance Capital Management
Americas                            Corporation ("ACMC"), with which he has
New York, NY 10105                  been associated with since prior to 1997.
(1)

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                  Formerly an Executive Vice President                      93               None
P.O. Box 4623                       and Chief Insurance Officer of The
Stamford, CT 06903                  Equitable Life Assurance Society of the
(1)                                 United States; Chairman and Chief
                                    Executive Officer of Evlico. Formerly a
                                    Director of Avon, BP Amoco Corporation,
                                    Ecolab, Inc., Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette Securities
                                    Corporation.

David H. Dievler, #+, 73            Independent Consultant. Until December                    98               None
P.O. Box 167                        1994, Senior Vice President of ACMC
Spring Lake, NJ 07762               responsible for mutual fund administration.
(1)                                 Prior to joining ACMC in 1984, Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to that, Senior
                                    Manager at Price Waterhouse & Co. Member of
                                    the American Institute of Certified Public
                                    Accountants since 1953.

John H. Dobkin, #+, 60              Consultant. Formerly a Senior Advisor from                94               None
P.O.Box 12                          June 1999-June 2000 and President (December
Annandale, NY 12504                 1989-May 1999) of Historic Hudson Valley
(1)                                 (historic preservation). Previously, Director
                                    of the National Academy of Design and during
                                    1988-92, Director and Chairman of the Audit
                                    Committee of ACMC.

William H. Foulk, Jr., #+, 70       Investment Adviser and Independent                        110              None
2 Soundview Drive                   Consultant. Formerly Senior Manager of
Suite 100                           Barrett Associates, Inc., a registered investment
Greenwich, CT 06830                 adviser, with which he had been associated
(1)                                 since prior to 1997. Formerly Deputy
                                    Comptroller of the State of New York and,
                                    prior thereto, Chief Investment Officer of
                                    the New York Bank for Savings.


--------------------------------------------------------------------------------
                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 27

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                         PORTFOLIOS
                                                                                           IN FUND            OTHER
    NAME, AGE OF DIRECTOR,                          PRINCIPAL                              COMPLEX         DIRECTORSHIPS
            ADDRESS                               OCCUPATION(S)                          OVERSEEN BY          HELD BY
      (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                        DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Dr. James M. Hester, #+, 78         President of The Harry Frank Guggenheim                   11               None
25 Cleveland Lane                   Foundation, with which he has been associated
Princeton, NJ 08540                 since prior to 1997. Formerly President of
(1)                                 New York University and the New York
                                    Botanical Garden, Rector of the United
                                    Nations University and Vice Chairman of the
                                    Board of the Federal Reserve Bank of New
                                    York.

Clifford L. Michel, #+ 63           Senior Counsel of the law firm of Cahill                  93              Placer
15 St. Bernard's Road               Gordon & Reindel, since February 2001                                   Dome Inc.
Gladstone, NJ 07934                 and a partner of that firm for more than 25
(1)                                 years prior thereto. President and Chief
                                    Executive Officer of Wenonah Development
                                    Company (Investments) and a Director of
                                    Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68          Senior Counsel at the law firm of Orrick,                 92               None
98 Hell's Peak Road                 Herrington & Sutcliffe LLP since prior to 1997.
Weston, VT 05161                    Formerly a senior partner and a member of the
(1)                                 Executive Committee of that firm. He was also
                                    a member and Chairman of the Municipal
                                    Securities Rulemaking Board and a Trustee of
                                    the Museum of the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
28 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                       Principal Position(s)                     Principal Occupation
 Name, Address* and Age                  Held with Fund                           During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------
Kathleen A. Corbet, 42                 Senior Vice President            Executive Vice President of Alliance Capital
                                                                        Management Corporation ("ACMC"),** with which she
                                                                        has been associated since prior to 1997.

Wayne D. Lyski, 61                     Senior Vice President            Executive Vice President of ACMC,** with which he
                                                                        has been associated since prior to 1997.

Guy Davidson, 41                       Senior Vice President            Senior Vice President of ACMC,** with which he has
                                                                        been associated since prior to 1997.

David M. Dowden, 37                    Vice President                   Senior Vice President of ACMC,** with which he has
                                                                        been associated since prior to 1997.

Terrance T. Hults, 36                  Vice President                   Vice President of ACMC,** with which he has been
                                                                        associated since prior to 1997.

William E. Oliver, 53                  Vice President                   Senior Vice President of ACMC,** with which he has
                                                                        been associated since prior to 1997.

Edmund P. Bergan, Jr., 52              Secretary                        Senior Vice President and General Counsel of
                                                                        Alliance Fund Distributors, Inc. ("AFD") ** and
                                                                        Alliance Global Investor Services Inc. ("AGIS"), **
                                                                        with which he has been associated since prior to
                                                                        1997.

Mark D. Gersten, 52                    Treasurer and Chief              Senior Vice President of AGIS,** with
                                       Financial Officer                which he has been associated since prior to 1997.

Thomas R. Manley, 51                   Controller                       Vice President of ACMC, ** with which he has been
                                                                        associated since prior to 1997.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


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                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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30 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AYN." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


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                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 31

NOTES

--------------------------------------------------------------------------------
32 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND

NOTES

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                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 33

Alliance New York Municipal Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

NYMAR1002